UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : October 25, 2002

     ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2002 providing for the issuance of 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-07              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2002-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2002-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, U.S. Bank National Association, as Trustee, and JPMorgan Chase Bank, as Certificate Administrator. On October 25, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 25, 2002 as Exhibit 99.1.

ASSET BACKED FUNDING CORPORATION
2002-CB1 Trust
C-BASS Mortgage  Loan  Asset-Backed  Certificates,  Series 2002-CB1
-------------------------------------------------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Certificate Administrator under the Agreement referred to herein



Date:  October 28, 2002              By: /s/  Diane E. Wallace
                                       ------------------------------------
                                        Diane E. Wallace
                                        Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         October 25, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  October 25, 2002


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               October 25, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A       50,000,000.00    42,358,968.12     680,336.88     77,362.21      757,699.09     0.00        0.00       41,678,631.24
A2A      117,592,000.00    98,564,501.11   1,694,157.21    177,540.08    1,871,697.29     0.00        0.00       96,870,343.90
A2B       20,751,000.00    18,636,833.45     188,239.69     36,063.60      224,303.29     0.00        0.00       18,448,593.76
M1        15,891,000.00    15,891,000.00           0.00     36,066.30       36,066.30     0.00        0.00       15,891,000.00
M2        12,950,000.00    12,950,000.00           0.00     34,806.67       34,806.67     0.00        0.00       12,950,000.00
B1         7,063,000.00     7,063,000.00           0.00     22,823.32       22,823.32     0.00        0.00        7,063,000.00
B2         8,240,000.00     8,240,000.00           0.00     39,031.20       39,031.20     0.00        0.00        8,240,000.00
N         12,900,000.00     7,801,540.14     822,541.48     62,087.26      884,628.74     0.00        0.00        6,978,998.66
R                  0.00             0.00           0.00          0.00            0.00     0.00        0.00                0.00
TOTALS   245,387,000.00   211,505,842.82   3,385,275.26    485,780.64    3,871,055.90     0.00        0.00      208,120,567.56

AIO       73,130,000.00    73,130,000.00           0.00    256,877.13      256,877.13     0.00        0.00       73,130,000.00
X        235,429,185.40   206,647,167.50           0.00          0.00            0.00     0.00        0.00      204,084,433.72
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------     -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------     -------------------------------------
                                                                                                                      CURRENT
                       BEGINNING                                                       ENDING                        PASS-THRU
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL         PRINCIPAL           CLASS          RATE
--------------------------------------------------------------------------------------------------  ----------------------------
A1A       12489WEG5      847.17936240    13.60673760    1.54724420     15.15398180     833.57262480     A1A        2.183750 %
A2A       12489WEN0      838.19053260    14.40707880    1.50979727     15.91687606     823.78345381     A2A        2.153750 %
A2B       12489WEP5      898.11736543     9.07135512    1.73792106     10.80927618     889.04601031     A2B        2.313750 %
M1        12489WEJ9    1,000.00000000     0.00000000    2.26960544      2.26960544   1,000.00000000     M1         2.713750 %
M2        12489WEK6    1,000.00000000     0.00000000    2.68777375      2.68777375   1,000.00000000     M2         3.213750 %
B1        12489WEL4    1,000.00000000     0.00000000    3.23139176      3.23139176   1,000.00000000     B1         3.863750 %
B2        12489WEM2    1,000.00000000     0.00000000    4.73679612      4.73679612   1,000.00000000     B2         5.663750 %
N         N/A            604.77055349    63.76290543    4.81296589     68.57587132     541.00764806     N          9.550000 %
TOTALS                   861.92766047    13.79565853    1.97965108     15.77530961     848.13200194

AIO       12489WEH3    1,000.00000000     0.00000000    3.51260946      3.51260946   1,000.00000000     AIO        4.200000 %
X         N/A            877.74660201     0.00000000    0.00000000      0.00000000     866.86123207     X          0.000000 %
-------------------------------------------------------------------------------------------------  ------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Gouri Mukherjee
               JPMorgan Chase Bank - Structured Finance Services
                       450 West 33rd Street, 14th floor
                            New York, New York 10036
                     Email: Gouri.s.mukherjee@jpmchase.com
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   October 25, 2002

Sec. 4.06(iii) O/C Amount                                               2,942,864.82
Sec. 4.06(iii) Targeted O/C Amount                                      2,942,864.82
Sec. 4.06(iii) O/C Deficiency Amount                                    0.00
Sec. 4.06(iii) O/C Release Amount                                       0.00
Sec. 4.06(iii) Monthly Excess Interest                                  957,245.08
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                          957,245.08
Sec. 4.06(iii) Extra Principal Distribution Amount                       52,954.99

Sec. 4.06(iv) Servicing Compensation                                    0.00
Sec. 4.06(iv) Servicing Fee                                             85,985.89
Sec. 4.06(iv) PMI Premium                                               0.00
Sec. 4.06(iv) Special Servicing Fee Accrued                             49,050.00
Sec. 4.06(iv) Previous Unpaid Special Servicing Fees                    0.00
Sec. 4.06(iv) Special Servicing Fee Paid                                49,050.00

Sec. 4.06(v) Current Advances                                           0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                  72,567,693.01
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                  131,516,740.71

Sec. 4.06(vii) Total Beginning Number of Loans                         2,280.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                 1,010.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                 1,270.00


Sec. 4.06(vii) Total Ending Number of Loans                             2,243.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                     997.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                     1,246.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans             9.89%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                   10.07%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                    9.78%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                 264.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                 329.00


Sec. 4.06(viii)Loans Delinquent


        Group 1
                                                  Principal
       Category              Number                Balance               Percentage
       1 Month                        92             6,533,080.95                  9.00 %
       2 Month                        62             4,249,101.00                  5.86 %
       3 Month                       293            19,289,389.24                 26.58 %
       Total                         447            30,071,571.19                 41.44 %
        Group 2
                                                  Principal
       Category              Number                Balance               Percentage
       1 Month                       116            12,342,411.42                  9.38 %
       2 Month                        43             4,941,075.20                  3.76 %
       3 Month                       187            19,656,799.00                 14.95 %
        Total                        346            36,940,285.62                 28.09 %
        Group Totals
                                                  Principal
       Category              Number                Balance               Percentage
       1 Month                       208            18,875,492.37                  9.25 %
       2 Month                       105             9,190,176.20                  4.50 %
       3 Month                       480            38,946,188.24                 19.08 %
        Total                        793            67,011,856.81                 32.83 %

Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures



                                      -7-




                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   October 25, 2002

Sec. 4.06(viii)Loans in Foreclosure

 Group 1
                        Principal
 Number                 Balance               Percentage
          60              5,124,947.21                 7.06 %
 Group 2
                        Principal
 Number                 Balance               Percentage
          66              8,124,784.64                 6.18 %
Group Totals
                        Principal
 Number                 Balance               Percentage
         126             13,249,731.85                 6.49 %



Sec. 4.06(viii)Loans in Bankruptcy

 Group 1
                        Principal
 Number                 Balance               Percentage
         197             11,932,377.83                16.44 %
 Group 2
                        Principal
 Number                 Balance               Percentage
          91              8,791,369.20                 6.68 %
Group Totals
                        Principal
 Number                 Balance               Percentage
         288             20,723,747.03                10.15 %



Sec. 4.06(ix)Loans in REO

 Group 1
                        Principal
 Number                 Balance               Percentage
           9                533,692.37                 0.74 %
 Group 2
                        Principal
 Number                 Balance               Percentage
          14              1,451,359.74                 1.10 %
Group Totals
                        Principal
 Number                 Balance               Percentage
          23              1,985,052.11                 0.97 %


Sec. 4.06(x) Reperforming Loans                                            223
Sec. 4.06(x) Reperforming Loan Balances                          17,060,933.98

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                       597,183.02
Principal Prepayments Group 2                                     1,920,490.24

Sec. 4.06(xii) Prepayment Penalties/Premiums                         49,388.64

Sec. 4.06(xiii) Realized Losses
Current Realized Losses Incurred in Group 1                          50,342.00
Current Realized Losses Incurred in Group 2                           2,612.99
Cummulative Realized Losses Incurred in Group 1                     208,647,52
Cummulative  Realized Losses Incurred in Group 2                     20,301.85




                                   -8-



                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2002-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               October 25, 2002

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B1 Unpaid Realized Loss Amount                     0.00
Sec. 4.02(xiv) Class B1 Applied Realized Loss Amortization Amount       0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount                     0.00

Sec. 4.06(xvii) Unpaid Interest
Class A1A Unpaid Interest Shortfall                                     0.00
Class A2A Unpaid Interest Shortfall                                     0.00
Class A2b Unpaid Interest Shortfall                                     0.00
Class M1 Unpaid Interest Shortfall                                      0.00
Class M2 Unpaid Interest Shortfall                                      0.00
Class B1  Unpaid Interest Shortfall                                     0.00
Class B2  Unpaid Interest Shortfall                                     0.00
Class N Unpaid Interest Shortfall                                       0.00



Current Period Relief Act Interest Shortfalls                     -2,443.10

Class A1A Interest Accrual Relief Act Reduction                    -277.71
Class A2A Interest Accrual Relief Act Reduction                    -637.33
Class A2B Interest Accrual Relief Act Reduction                    -129.46
Class AIO Interest Accrual Relief Act Reduction                    -922.13
Class M1  Interest Accrual Relief Act Reduction                    -129.47
Class M2  Interest Accrual Relief Act Reduction                    -124,95
Class B1  Interest Accrual Relief Act Reduction                     -81.93
Class B2  Interest Accrual Relief Act Reduction                    -140.11
Total Class Interest Accrual Relief Act Reduction                 -2,443.10


Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                  0.00

Sec. 4.06(xxi) Trustee Fee Paid                                     1,549.85

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2A                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2A               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class A-2B                      0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-2B               0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class M2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class M2                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B1                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B1                 0.00
Sec. 4.06(xxii)Libor Carryover Amount - Class B2                        0.00
Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class B2                 0.00


Sec. 4.06(xiv) Has the Trigger Event Occurred                           yes

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                 13,1109%

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0000%

Sec. 4.06(xxv) Available Funds
Available Funds                                         4,129,144.24
Interest Remittance Amount                             1,619,365.45
Principal Remittance Amount                            2,509,778.79

Sec 4.06 Repurchased Principal                                  0.00

Sec 4.06 Class X Distributable Amount                           0.00

